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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


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                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
               (Exact name of obligor as specified in its charter)


Delaware                                                   75-2451687
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             Table of Co-Registrants
                             -----------------------

Chancellor Media Corporation of                        Delaware                   99-0248294
 the  Lone Star State

KZPS/KDGE License Corp.                                Delaware                   75-2449662
Chancellor Media Corporation of                        Delaware                   59-2312787
 California
KIOI License Corp.                                     Delaware                   75-2449654
Chancellor Media Corporation of                        Delaware                   75-2490925
 Illinois
Chancellor Media Illinois License Corp.                Delaware                   75-2528716
Chancellor Media Corporation of                        Delaware                   59-2312792
 Dade County
WVCG License Corp.                                     Delaware                   75-2449668

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
Chancellor Media Corporation of                        Delaware                   04-3216274
 Massachusetts
Chancellor Media Pennsylvania                          Delaware                   04-3221375
 License Corp.
Chancellor Media Corporation of                        Delaware                   04-3216285
 Miami
WEDR License Corp.                                     Delaware                   04-3216278
Chancellor Media Corporation of                        Delaware                   75-2486577
 Houston Limited Partnership
Chancellor Media Corporation of                        Delaware                   75-2486583
 Houston
Chancellor Media Corporation of                        Delaware                   04-3221374
 the  Keystone State
Chancellor Media Corporation of                        Delaware                   54-1475267
 New York
Chancellor Media Corporation of                        Delaware                   62-1364794
 Charlotte
WIOQ License Corp.                                     Delaware                   36-3906002
Chancellor Media Corporation of                        Delaware                   75-2432561
 Washington, D.C.
Chancellor Media Corporation of                        Delaware                   75-2449637
 St. Louis
Chancellor Media Corporation of                        Delaware                   75-2666017
 Michigan
Chancellor Media/WAXQ Inc.                             Delaware                   13-3387794
WAXQ License Corp.                                     Delaware                   75-2788524
Chancellor Media/KCMG Inc.                             Delaware                   13-3930133
Chancellor Media/Riverside                             Delaware                   13-2688382
 Broadcasting Co., Inc.
WLTW License Corp.                                     Delaware                   75-2788528
Chancellor Media Corporation  of                       Delaware                   75-2647157
 the  Capital City
Chancellor Media D.C. License Corp.                    Delaware                   75-2647158
Chancellor Media Licensee Company                      Delaware                   75-2544625
Chancellor Media/Trefoil Communications, Inc.          Delaware                   95-3278846
Chancellor Media/Shamrock Broadcasting, Inc.           Delaware                   95-4068583
Chancellor Media/Shamrock Radio Licenses, Inc.         Delaware                   95-4501833
Chancellor Media/Shamrock Broadcasting                 Delaware                   75-2688376
 Licenses of Denver, Inc.
Chancellor Media/Shamrock Broadcasting                 Texas                      71-0527506
 of Texas, Inc.
Chancellor Media/Shamrock Radio Licenses, LLC          Delaware                   75-2779594
Chancellor Media Outdoor Corporation                   Delaware                   75-2779605
Chancellor Media Nevada Sign Corporation               Delaware                   75-2788530
Chancellor Media MW Sign Corporation                   Delaware                   75-2779602
Chancellor Media Martin Corporation                    Delaware                   75-2779598
Western Poster Service, Inc.                           Texas                      75-2084318
The AMFM Radio Networks, Inc.                          Delaware                   52-2100851
Chancellor Media Air Services  Corporation             Delaware                   75-2771440
Chancellor Media Whiteco Outdoor Corporation           Delaware                   75-2783296
Chancellor Merger Corp.                                Delaware                   75-2771441
Broadcast Architecture, Inc.                           Massachusetts              04-3096275
Martin Media                                           California                 77-0058488
Dowling Company Incorporated                           Virginia                   54-0787845
Nevada Outdoor Systems, Inc.                           Nevada                     88-0267411
MW Sign Corp.                                          California                 95-4334859

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
Martin & MacFarlane, Inc.                              California                 95-2743749
Katz Media Corporation                                 Delaware                   13-3779266
Katz Communications, Inc.                              Delaware                   13-0904500
Katz Millennium Marketing, Inc.                        Delaware                   13-3894491
Amcast Radio Sales, Inc.                               Delaware                   13-3406436
Christal Radio Sales, Inc.                             Delaware                   13-2618663
Eastman Radio Sales, Inc.                              Delaware                   13-3581043
Seltel Inc.                                            Delaware                   06-0963166
Katz Cable Corporation                                 Delaware                   13-3814104
The National Payroll Company, Inc.                     Delaware                   13-3744365
Chancellor Media Radio Licenses, LLC                   Delaware                   75-2779589
KLOL License Limited Partnership                       Delaware                   75-2486580
WTOP License Limited Partnership                       Delaware                   75-2528718
Radio 100, L.L.C.                                      Delaware                   75-2759570



300 Crescent Court, Suite 600
Dallas, Texas                                                      75201
(Address of principal executive offices)                           (Zip code)



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                      9% Senior Subordinated Notes Due 2008
                       (Title of the indenture securities)


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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

     Superintendent of Banks of the State of         2 Rector Street, New York,
     New York                                        N.Y.  10006,
                                                     and Albany, N.Y. 12203

     Federal Reserve Bank of New York                33 Liberty Plaza, New York,
                                                     N.Y.  10045

     Federal Deposit Insurance Corporation           Washington, D.C.  20429

     New York Clearing House Association             New York, New York   10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of November, 1998.


                                         THE BANK OF NEW YORK



                                         By:       /s/THOMAS C. KNIGHT
                                             ----------------------------------
                                             Name: THOMAS C. KNIGHT
                                             Title:    ASSISTANT VICE PRESIDENT